Exhibit 10.10

FOURTH AMENDMENT

TO

AGREEMENT FOR PURCHASE AND SALE OF ASSETS

THIS FOURTH AMENDMENT (this AFourth Amendment@) to the Agreement for Purchase and Sale of Assets between Ron Snider & Associates, Inc. dba Wild Animal Safari, a Georgia corporation ("Asset Seller") and Great American Family Parks, Inc., a Nevada public corporation ("Purchaser") dated as of November 8, 2004, as amended by the First Amendment dated as of February 18, 2005 (the “First Amendment”), by Second Amendment dated as of May 2, 2005 (the “Second Amendment”) and by Third Amendment dated as of May 31, 2005 (the “Third Amendment”), is made effective as of June 13, 2005 (said Agreement for Purchase and Sale of Assets, as amended by the First Amendment, the Second Amendment and the Third Amendment, being called herein the AAsset Purchase Agreement@).

RECITALS:

WHEREAS, Asset Seller and Purchaser entered into the Asset Purchase Agreement, the terms of which are incorporated herein by reference; and

WHEREAS, the parties have determined that it is in their mutual best interests to amend the Asset Purchase Agreement in certain respects as set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants, undertakings and promises herein contained, the parties, intending to be legally bound, agree as follows:

1.  Purchase Price Allocation.  The Asset Purchase Agreement is hereby amended by deleting the existing paragraph (c) of Section 3 and inserting in lieu thereof the following new paragraph (c) of Section 3:

“(c) Allocation.  The Purchase Price shall be allocated among the Assets as set forth in this paragraph (c).

(1)  Two Hundred Twenty-three Thousand, Five Hundred Thirty-three Dollars ($223,533.00) shall be allocable to machinery and equipment;

(2)  Twenty-six Thousand, four Hundred Sixty-seven Dollars shall be allocable to Inventory;

(3) Twelve Thousand, Five Hundred Dollars ($12,500.00) shall be allocable to gift shop fixtures;

(4) Twelve Thousand, Five Hundred Dollars ($12,500.00) shall be allocable to office fixtures;

(5) Twenty-five Thousand Dollars ($25,000.00) shall be allocable to the Vehicles; and

(6) Four Hundred Thousand Dollars ($400,000.00) shall be allocable to the Wild Animals.

The Inventory, Licenses, Proprietary Information, and Goodwill shall be conveyed to Purchaser at Closing for no additional consideration, or the parties may be mutual agreement alter the above stated allocation and allocate a part of the Purchase Price among the Inventory, Licenses, Proprietary Information, and Goodwill.

In addition to the payment of the Purchase Price, Purchaser agrees to pay Asset Seller and Ronald E. Snider the sum of Two Hundred and No/100 Dollars ($200.00) for the noncompetition and nonsolicitation covenants described in Section 14 hereof.”

2. Amendment to Real Property Purchase Agreement. The effectiveness of the provisions of this Fourth Amendment is expressly made contingent upon the execution by the Purchaser and the Real Property Seller of that certain Fourth Amendment to Real Estate Purchase Agreement contemporaneously herewith.

3.  Asset Purchase Agreement To Remain in Effect.  Except as specifically set forth in this Fourth Amendment, the Asset Purchase Agreement (including any changes made by the First Amendment, the Second Amendment and the Third Amendment which are not changed by this Fourth Amendment) is hereby ratified and affirmed and shall remain in full force and effect. However, wherever the terms and conditions of this Fourth Amendment and the terms and conditions of the Asset Purchase Agreement (as amended by the First Amendment and/or the Second Amendment and/or the Third Amendment) conflict, the terms of this Fourth Amendment shall be deemed to supersede the conflicting terms of the Asset Purchase Agreement.

4.  Defined Terms.  Any proper nouns used in this Fourth Amendment which are not defined herein but are defined in the Asset Purchase Agreement shall have the meanings respectively ascribed to them in the Asset Purchase Agreement.

5.  Counterparts.  This Fourth Amendment may be executed in one or more counterparts, and each party hereto may sign a counterpart, and (whether or not all parties hereto have signed each counterpart), each counterpart shall be deemed to be an original.

IN WITNESS WHEREOF, the parties have executed this Fourth Amendment as of the day and year first above written.

ASSET SELLER:

Ron Snider & Associates, Inc.

By: /s/ Ronald E. Snider

Name: Ronald E. Snider

Title:

 President

PURCHASER:

GREAT AMERICAN FAMILY PARKS, INC.

By: /s/ Larry Eastland

Title: President & CEO

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